UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

Uonlive Corporation

(Name of Registrant as Specified In Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.
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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

UONLIVE CORPORATION

1113 Tower 2, Lippo Centre, 89 Queensway,

Admiralty, Hong Kong

+852 3703 6155

INFORMATION STATEMENT

October 11, 2022

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders of Uonlive Corporation:

This Notice and the accompanying Information Statement are first being mailed on or about September 16, 2022, to the holders of record of the outstanding common stock and preferred stock of Uonlive Corporation, a Nevada corporation (the “Company”) as of September 15, 2022, (the “Record Date”). We are furnishing this Information Statement in connection with actions taken by stockholders who have the authority to vote a majority of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), our Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Convertible Preferred Stock”), and our Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Convertible Preferred Stock”).

By written consent dated September 15, 2022, stockholders holding approximately 99% of the voting equity of the Company approved and ratified the following corporate actions (collectively, the “Actions”):

1.	Changing the name of the Company from “Uonlive Corporation” to “Kuber Resources Corporation” or similar available name (the “Name Change”) and applying for a new stock ticker symbol (the “Symbol Change”).

2.	An Amendment to the Articles of Incorporation, as amended (the “Articles of Incorporation”) with the Secretary of State of the State of Nevada (the “Secretary of State”) to affect the Name Change (the “Amendment”).

The Actions were approved by the Company’s board of directors on September 15, 2022.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of the Information Statement to our stockholders. Therefore, the Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Pursuant to rules adopted by the Securities and Exchange Commission, copies of these reports may be obtained from the SEC’s EDGAR archives at https://sec.report. This is not a notice of a meeting of stockholders and no stockholders’ meeting will be held to consider the action described herein. The accompanying Information Statement is being furnished to you solely for the purpose of informing stockholders of the action described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THE INFORMATION STATEMENT.

The accompanying Information Statement will serve as written notice to stockholders of the Company pursuant to Section 78.370 of the Nevada Revised Statutes.

Dated: October 11, 2022	By Order of the Board of Directors

/s/ Raymond Fu

By: Raymond Fu, Chief Executive Officer

UONLIVE CORPORATION

1113 Tower 2, Lippo Centre, 89 Queensway,

Admiralty, Hong Kong

+852 3703 6155

__________________________

INFORMATION STATEMENT

__________________________

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

__________________________

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

Information Concerning the Actions by Written Consent

This Information Statement is being furnished to the stockholders of Uonlive Corporation, a Nevada corporation (the “Company”, “we”, “us” or “our”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, for the purpose of informing our stockholders that, on September 15, 2022, our board of directors approved by written consent, and on September 15, 2022, the stockholders holding a majority of the voting power of the Company also approved by written consent, the following corporate actions (collectively, the “Actions”):

1.	Changing the name of the Company from “Uonlive Corporation” to “Kuber Resources Corporation” or similar available name (the “Name Change”) and applying for a new stock ticker symbol (the “Symbol Change”).

2.	An Amendment to the Articles of Incorporation, as amended (the “Articles of Incorporation”) with the Secretary of State of the State of Nevada (the “Secretary of State”) to affect the Name Change (the “Amendment”).

Under the laws of the State of Nevada and our amended and restated bylaws (“bylaws”), stockholder action may be taken by written consent without a meeting of the stockholders. The written consent of our board of directors and the written consent of the stockholders holding a majority of the voting power of the Company are sufficient to approve the Actions. Therefore, no proxies or consents were or are being solicited in connection with the Actions.

We intend to file a Certificate of Amendment to our Articles of Incorporation to effectuate the Amendment. The proposed Certificate of Amendment, attached hereto as Appendix A, will become effective when it has been accepted for filing by the Nevada Secretary of State. We expect the filing will be made within a few days after the later of the date that is 20 days from the date this Information Statement is disseminated to our stockholders and the date the FINRA completes its review and processing of our Name Change and Symbol Change. We intend to issue a press release announcing the effective date of the name change and our new trading symbol.

Record Date

Our board of directors has fixed the close of business on September 15, 2022 (the “Record Date”), as the record date for determining our stockholders who are entitled to receive this Information Statement. Only our stockholders of record as of the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, there were 132,606,582 shares of common stock, par value $0.001 (“Common Stock”) issued and outstanding, 1,020,000 shares of Series A Convertible Preferred Stock (1 vote per share) issued outstanding, and there were 150,000 shares of Series B Convertible Preferred Stock (1,000 x common or 150,000,000 votes) issued and outstanding. Stockholders as of the Record Date who did not consent to any of the Actions are not entitled to dissenters’ rights or appraisal rights in connection with any of the Actions under the laws of the State of Nevada or under our bylaws.

Expenses

The cost of preparing and furnishing this Information Statement will be borne by us. We may request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of our Common Stock, Series A Convertible Preferred Stock, and Series B Convertible Preferred Stock held on the Record Date.

Stockholders Sharing an Address

We will deliver, or cause to be delivered, only one copy of this Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We undertake to promptly deliver, or cause to be promptly delivered, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement by contacting us at the address set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address set forth above.

Information Regarding the Amendment

Reasons for Name Change

The board of directors believes the change of our name from “Uonlive Corporation” to “Kuber Resources Corporation” will be in our best interests as the new name better reflects our long-term strategy and identity.

Approval of Name Change

The Board, on September 15, 2022, and the holder of 132,500,000 shares of Common Stock and 150,000 shares of Series B Convertible Preferred Stock, representing, on as converted basis, 46.71% and 52.88% of the issued and outstanding shares of our Common Stock and Series B Convertible Preferred Stock, respectively, and 99.59% of the total voting equity of the Company, on September 15, 2022, executed and delivered to the Company the written consents approving the Amendment. Accordingly, in compliance with the laws of the State of Nevada and our bylaws a majority of the outstanding voting shares has approved the Amendment, and no other vote or proxy is required of the stockholders.

Effect on Stockholders

The change of name will not affect in any way the validity or transferability of stock certificates outstanding at the time of the name change, our capital structure, or the trading of our common stock on OTC Markets (Pink Tier). Following implementation of the amendment, stockholders may continue to hold their existing certificates or receive new certificates reflecting the name change by delivering their existing certificates to the Company’s transfer agent. Stockholders should not destroy any stock certificates and should not deliver any stock certificates to the transfer agent until after the effectiveness of the name change.

No Appraisal Rights

Our stockholders do not have any “appraisal” or “dissenters” rights in connection with the approval or implementation of the Amendment.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of September 15, 2022, certain information with respect to the beneficial ownership of our common and preferred shares by each stockholder, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common and preferred shares, as well as by each of our current directors and executive officers, and our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of Common Stock and Series A Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock, Series A Convertible Preferred Stock, and Series B Convertible Preferred Stock except as otherwise indicated. Unless otherwise indicated, the address of each of the following persons is c/o 1113 Tower 2, Lippo Centre, 89 Queensway, Admiralty, Hong Kong.

Name and Address	Class of Shares	Number Of Voting Shares	Percent of Class(1)
More than 5% Beneficial Owners:
Chuang Fu Qu Kuai Lian Technology (Shenzhen) Limited	Series B Convertible Stock	150,000(2)	100%
Officers and Directors
Raymond Fu, President, Treasurer, CEO, & Director(3)		132,500,000	99.91%
Timothy Lam Chee Yau, Secretary & Director		Nil	Nil
Michael Woo Chi Wai, Director		Nil	Nil
All executive officers and directors as a group (three persons)		282,500,000(4)	99.59%

(1)       Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock outstanding on September 15, 2022. As of September 15, 2022, there were 132,606,582 shares of our Company’s Common Stock issued and outstanding.

(2)       Zhong Jia Ping, is a Director of Chuang Fu Qu Kuai Lian Technology (Shenzhen) Limited and has dispositive voting control thereof. Additionally, the Series B Convertible Stock votes at 1000 to 1 to the common stock, or 150,000,000 votes.

(3)       Mr. Fu is a Director of Uonlive (Hong Kong) Limited and has dispositive voting control thereof.

(4)       This number reflects the affirmative vote of the 150,000,000 Series B Convertible Shares.

Additional Information about the Company

We file annual, quarterly, and current reports, Proxy Statements, and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://sec.report. You may also request a copy of the Company’s filings with the SEC, at no cost, by sending a request to: 1113 Tower 2, Lippo Centre, 89 Queensway, Admiralty, Hong Kong.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The accompanying Information Statement will serve as written notice to stockholders of the Company pursuant to Section 78.370 of the Nevada Revised Statutes.

Dated: October 11, 2022	By Order of the Board of Directors

/s/ Raymond Fu

By: Raymond Fu, Chief Executive Officer
(Principal Executive Officer)

Appendix A

Proposed Certificate of Amendment

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) TYPE OR PRINT -USE DARK INK ONLY - DO NOT HIGHLIGHT Page 1 of 2 Revised: 1/1/2019 1. Entity information: Name of entity as on file with the Nevada Secretary of State: This form must be accompanied by appropriate fees. Certificate to Accompany Restated Articles or Amended and Restated Articles Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) incorporators board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued Officer's Statement (foreign qualified entities only) -Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. The purpose of the entity has been amended. The authorized shares have been amended. Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. Dissolution Merger Conversion 3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.) 2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6) Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type. Entity or Nevada Business Identification Number (NVID): Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) Time:Date: 4. Effective Date and Time: (Optional) (must not be later than 90 days after the certificate is filed) 5. Information Being Changes to takes the following effect: Changed: (Domestic The entity name has been amended.corporations only) The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted. Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary) 6. Signature: (Required) X ____________________________ Signature of Officer or Authorized Signer Title X ____________________________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. Please include any required or optional information in space below: (attach additional page(s) if necessary) This form must be accompanied by appropriate fees. Page 2 of 2 Revised: 1/1/2019